Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

dated as of April 13, 2015

among

Memorial Resource Development Corp.,

as Borrower,

Bank of America, N.A.,

as Administrative Agent,

Citibank, N.A.,

as Syndication Agent,

JPMorgan Chase Bank, N.A., BMO Harris Bank, N.A., Comerica Bank,

Credit Agricole Corporate and Investment Bank, Natixis, MUFG Union

Bank, N.A., and Wells Fargo Bank, National Association,

as Co-Documentation Agents

and

the Lenders party hereto

Merrill Lynch, Pierce, Fenner & Smith Incorporated,

Sole Lead Arranger and Sole Bookrunner

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of April 13, 2015 (the “Fourth Amendment Effective Date”), is among MEMORIAL RESOURCE DEVELOPMENT CORP., a corporation formed under the laws of the State of Delaware (the “Borrower”); each of the undersigned guarantors (together with the Borrower, collectively, the “Loan Parties”); each of the Lenders that is a signatory hereto; and BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”).

Recitals

A.     The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of June 18, 2014 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B.     The parties hereto desire to enter into this Fourth Amendment to (i) amend the Credit Agreement in certain respects including, without limitation, to modify the Restricted Payments negative covenant as set forth herein and to provide for The Bank of Nova Scotia and Sovereign Bank (each, individually, a “New Lender” and, collectively, the “New Lenders”) to become Lenders under the Credit Agreement with the Maximum Credit Amounts and Elected Commitments in the amounts set forth on Annex I to the Credit Agreement (as amended hereby), and (ii) reaffirm the Borrowing Base at $725,000,000, in each case to be effective as of the Fourth Amendment Effective Date.

C.     Subject to and upon the terms and conditions set forth herein, the Lenders have agreed to enter this Fourth Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.     Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2.     Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 2.

2.1     Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement dated as of the Fourth Amendment Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” means April 13, 2015.

2.2     Amended Definition. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Agency Fee Letter, and the Security Instruments.

2.3     Amendment to Section 9.04 of the Credit Agreement. Section 9.04(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(iv)     the Borrower may repurchase Equity Interests issued by it; provided that (A) no Default or Event of Default exists or results therefrom, (B) immediately after giving effect to such repurchase, Availability shall not be less than 15% of the total Commitments at such time, (C) the Borrower will be in pro forma compliance with all financial covenants set forth in Section 9.01 immediately after giving effect to such repurchase, (D) the aggregate amount of such Restricted Payments made under this Section 9.04(a)(iv) on or after the Fourth Amendment Effective Date shall not exceed $50,000,000, and (E) any such repurchase must be made, if at all, on or prior to March 31, 2016.

2.4     Amendment to Section 12.17 of the Credit Agreement. Section 12.17 of the Credit Agreement is hereby amended by inserting immediately before the “.” at the end thereof the following:

; and provided further, without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart

2.5     Replacement of Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement. After giving effect to this Section 2.5 and any Borrowings made on the Fourth Amendment Effective Date, (a) each Lender who holds Loans in an aggregate amount less than its Applicable Percentage (after giving effect to this Section 2.5) of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage (after giving effect to this Section 2.5), (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its

Applicable Percentage (after giving effect to this Section 2.5) of the aggregate Revolving Credit Exposure of all Lenders and (d) the Borrower shall be required to make any break-funding payments required under Section 5.02 of the Credit Agreement resulting from the Loans and adjustments described in this Section 2.5.

Section 3.     Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Loan Parties, Administrative Agent, and Lenders hereby agree that the Borrowing Base shall be reaffirmed at $725,000,000 effective as of the Fourth Amendment Effective Date and shall remain at such level until the next Scheduled Redetermination, the next Interim Redetermination or other adjustment to the Borrowing Base thereafter, whichever occurs first. The reaffirmation of the Borrowing Base provided for in this Section 3 shall be considered and deemed to be the Scheduled Redetermination scheduled for on or about April 1, 2015 for purposes of Section 2.07 of the Credit Agreement.

Section 4.     Conditions Precedent. The effectiveness of the amendments to the Credit Agreement contained in Section 2 hereof and the reaffirmation of the Borrowing Base contained in Section 3 hereof is subject to the following:

4.1     The Administrative Agent shall have received counterparts of this Fourth Amendment from the Loan Parties and the Required Lenders (including each of the New Lenders).

4.2     The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date including, without limitation, upfront fees payable to the Administrative Agent for the account of each of the New Lenders in an aggregate amount for each New Lender equal to thirty basis points (0.30%) on such New Lender’s Commitment (after giving effect to Section 2 hereof) on the Fourth Amendment Effective Date.

4.3     The Administrative Agent shall have received duly executed Notes payable to each Lender requesting a Note in a principal amount equal to its Maximum Credit Amount (as amended by Section 2.5 hereof) dated as of the date hereof.

4.4     No Default, Event of Default, or Borrowing Base Deficiency shall exist immediately prior to or after giving effect to the amendments to the Credit Agreement contained in Section 2 hereof.

4.5     The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the effectiveness of this Fourth Amendment, and such notice shall be conclusive and binding.

Section 5.     New Lenders. Each New Lender hereby joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement as a Lender thereunder and under each and every other Loan Document to which any Lender is required to be bound by the Credit Agreement as amended hereby, to the same extent as if such New Lender were an original signatory thereto. Each New Lender hereby appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as amended hereby as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Fourth Amendment, to consummate the transactions contemplated hereby and to become a party to, and a Lender under, the Credit Agreement as amended hereby, (b) it has received a copy of the Credit Agreement and copies of the most recent financial statements delivered pursuant to Section 8.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Fourth Amendment and to become a Lender on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (c) from and after the Fourth Amendment Effective Date, it shall be a party to and be bound by the provisions of the Credit Agreement as amended hereby and the other Loan Documents and have the rights and obligations of a Lender thereunder.

Section 6.     Return of Promissory Notes. Promptly upon receipt of any replacement Note under Section 4.3 hereof, each Lender shall return to the Administrative Agent (for delivery to the Borrower for cancellation) any other Note in such Lender’s possession that was previously delivered to such Lender under the Credit Agreement.

Section 7.     Representations and Warranties; Etc. Each Loan Party hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Document to which such Loan Party is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date and except to the extent that any such representation and warranty is qualified by materiality, in which case such representation and warranty shall continue to be true and correct in all respects), (b) no Defaults exist under the Loan Documents or will, after giving effect to this Fourth Amendment, exist under the Loan Documents and (c) no Material Adverse Effect has occurred.

Section 8.     Miscellaneous.

8.1     Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

8.2     Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, as amended hereby, (d) ratifies and affirms all Liens granted by it pursuant to the Loan Documents to secure the Indebtedness (except to the extent that such Liens have been released in accordance with the Loan Documents) and (e) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness.

8.3     Counterparts. This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic (e.g., pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

8.4     No Oral Agreement. THIS WRITTEN FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.5     Governing Law. THIS FOURTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.6     Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

8.7     Severability. Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.8     Successors and Assigns. This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the date first written above.

BORROWER:	MEMORIAL RESOURCE DEVELOPMENT CORP.,
a Delaware corporation

	By:	/s/ Andrew J. Cozby
	Name:	Andrew J. Cozby
	Title:	Senior Vice President and Chief Financial Officer

GUARANTORS:	MEMORIAL RESOURCE FINANCE CORP.

	By:	/s/ Andrew J. Cozby
	Name:	Andrew J. Cozby
	Title:	Vice President and Chief Financial Officer

MRD OPERATING LLC
		By:	Memorial Resource Development Corp.,
its sole member
BETA OPERATING COMPANY, LLC
		By:	Memorial Resource Development Corp.,
its sole member

		By:	/s/ Andrew J. Cozby
		Name:	Andrew J. Cozby
		Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

ADMINISTRATIVE AGENT	BANK OF AMERICA, N.A., as Administrative Agent
AND LENDER:

	By:	/s/ Denise Jones
	Name:	Denise Jones
	Title:	Assistant Vice President

BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Raza Jafferi
	Name:	Raza Jafferi
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	CITIBANK, N.A., as a Lender

	By:	/s/ Phil Ballard
	Name:	Phil Ballard
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Theresa M. Benson
	Name:	Theresa M. Benson
	Title:	Authorized Officer

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	BMO HARRIS BANK, N.A., as a Lender

	By:	/s/ Matthew Davis
	Name:	Matthew Davis
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	COMERICA BANK, as a Lender

	By:	/s/ Jeffery Treadway
	Name:	Jeffery Treadway
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

	By:	/s/ Ting Lee
	Name:	Ting Lee
	Title:	Director

	By:	/s/ Mark A. Rocko
	Name:	Mark A. Rocko
	Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	NATIXIS, NEW YORK BRANCH, as a Lender

	By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

	By:	/s/ Stuart Murray
	Name:	Stuart Murray
	Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	MUFG UNION BANK, N.A., as a Lender

	By:	/s/ Stacy Goldstein
	Name:	Stacy Goldstein
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Shiloh Davila
	Name:	Shiloh Davila
	Title:	Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	BARCLAYS BANK PLC, as a Lender

	By:	/s/ Luke Syme
	Name:	Luke Syme
	Title:	Assistant Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	ING CAPITAL LLC, as a Lender

	By:	/s/ Charles Hall
	Name:	Charles Hall
	Title:	Managing Director

	By:	/s/ Josh Strong
	Name:	Josh Strong
	Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER: ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	COMMONWEALTH BANK OF AUSTRALIA, as a Lender

	By:	/s/ Jonathan E. Verlander
	Name:	Jonathan E. Verlander
	Title:	Head of Reserve Based Lending, Americas

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Michael Higgins
	Name:	Michael Higgins
	Title:	Director

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	ASSOCIATED BANK, N.A., as a Lender

	By:	/s/ Elizabeth Sarazen
	Name:	Elizabeth Sarazen
	Title:	Portfolio Manager

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender

	By:	/s/ Terry Donovan
	Name:	Terry Donovan
	Title:	Managing Director

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

LENDER:	SOVEREIGN BANK, as a Lender

	By:	/s/ Patrick L. Johnson
	Name:	Patrick L. Johnson
	Title:	Senior Vice President

[Signature Page to Fourth Amendment to Credit Agreement

Memorial Resource Development Corp.]

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Bank of America, N.A.	9.65517242%	$193,103,448.29	$70,000,000.00
Citibank, N.A.	6.89655172%	$137,931,034.48	$50,000,000.00
JPMorgan Chase Bank, N.A.	6.89655172%	$137,931,034.48	$50,000,000.00
BMO Harris Bank, N.A.	6.89655172%	$137,931,034.48	$50,000,000.00
Comerica Bank	6.89655172%	$137,931,034.48	$50,000,000.00
Credit Agricole Corporate and Investment Bank	6.89655172%	$137,931,034.48	$50,000,000.00
Natixis, New York Branch	6.89655172%	$137,931,034.48	$50,000,000.00
Union Bank, N.A.	6.89655172%	$137,931,034.48	$50,000,000.00
Wells Fargo Bank, National Association	6.89655172%	$137,931,034.48	$50,000,000.00
Barclays Bank PLC	5.17241380%	$103,448,275.86	$37,500,000.00
ING Capital LLC	5.17241380%	$103,448,275.86	$37,500,000.00
Royal Bank of Canada	5.17241380%	$103,448,275.86	$37,500,000.00
Commonwealth Bank of Australia	5.17241380%	$103,448,275.86	$37,500,000.00
Capital One, National Association	4.48275862%	$89,655,172.42	$32,500,000.00
Associated Bank, N.A.	4.48275862%	$89,655,172.42	$32,500,000.00
The Bank of Nova Scotia	3.79310345%	$75,862,068.97	$27,500,000.00
Sovereign Bank	1.72413793%	$34,482,758.62	$12,500,000.00
TOTAL	100.00%	$2,000,000,000.00	$725,000,000.00

Annex I